Restructuring Charges	12 Months Ended
Dec. 31, 2019
Restructuring and Related Activities [Abstract]
Restructuring Charges

14. Restructuring Charges

Restructuring charges include severance plans designed to integrate and reduce costs associated with business changes. In connection with the Daymon Acquisition, the Company commenced a restructuring program designed to achieve cost savings through transaction synergies. The Company recorded severance expenses of $2.3 million, $7.9 million, and $6.4 million included in “Selling, general, and administrative expenses” in the Consolidated Statements of Comprehensive (Loss) Income for the years ended December 31, 2019, 2018, and 2017, respectively.

As of December 31, 2019, $2.6 million of the Company’s restructuring charges were included in “Other accrued expenses” in the Consolidated Balance Sheets. As of December 31, 2018, $6.0 million and $0.1 million of the Company’s restructuring charges were included in “Other accrued expenses” and “Other long-term liabilities” in the Consolidated Balance Sheets, respectively.

The following table summarizes the Company’s restructuring activity:

	Severance	Facilities and Other Costs	Total Restructuring Charges
(In thousands)
Balance at December 31, 2017	$13,257	$—	$13,257
Charges	7,901	4,564	12,465
Payments/utilization	(16,841)	(1,862)	(18,703)
Foreign exchange translation effects	(867)	(48)	(915)

Balance at December 31, 2018	3,450	2,654	6,104

Charges	2,271	3,114	5,385
Payments/utilization	(4,398)	(4,476)	(8,874)

Balance at December 31, 2019	$1,323	$1,292	$2,615